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                                                                      EXHIBIT 99


                                 [MATRIA LOGO]


                               ANALYSTS' MEETING


                               DECEMBER 14, 2000

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                           MATRIA HEALTHCARE(R), INC.


Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties, including risks detailed from time-to-time in the Company's reports filed with the Securities and Exchange Commission including our report on Form 10-Q for the quarter ended September 30, 2000 and our Annual Report on Form 10-K for the year ended December 31, 1999. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially from those expressed in or implied by such statements. Forward-looking statements include statements concerning our plans, objectives, goals, strategies and future operations and performance and the assumptions underlying such forward-looking statements, our future capital requirements, and estimates of revenues, expenses and income. The words "anticipate," "estimates," "expects," "believes," "intends," "plans," "may," "will," "should," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.


[MATRIA LOGO]                                                                  2
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                           MANAGEMENT PRESENTATIONS...



- PETE PETIT, Chairman, President, CEO

- JEFF KOEPSELL, Executive Vice President, COO

- FRANK POWERS, President, Population Health Management

- GEORGE DUNAWAY, Vice President of Finance, CFO

- CHRIS COLOIAN, Vice President of Business Development

- JOE OREFICE, Vice President of Disease Management Sales


[MATRIA LOGO]                                                                  3
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                              CORPORATE AMERICA...


- SEES HEALTHCARE COSTS INCREASING AGAIN

- REALIZES "MANAGED CARE" CAN NOT REDUCE COSTS FURTHER

- KNOWS THEIR EMPLOYEES ARE NOT SATISFIED WITH HEALTHCARE

- WANTS EMPLOYEES TO ACCEPT RESPONSIBILITY

[MATRIA LOGO]                                                                  4
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                            DISEASE MANAGEMENT CAN...


-  REDUCE HEALTHCARE COSTS

-  IMPROVE OUTCOMES

-  INCREASE EMPLOYEE SATISFACTION

-  ENCOURAGE EMPLOYEES TO HELP MANAGE THEIR DISEASE AND WELLNESS


[MATRIA LOGO]                                                                  5

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                              MATRIA ADVANTAGES IN
                              DISEASE MANAGEMENT...


-  FIFTEEN YEARS OF DISEASE MANAGEMENT AND TELEMEDICINE EXPERIENCE

-  NEW TECHNOLOGY PLATFORM - TRAX(TM)

-  EXPERIENCED SALES TEAM

-  OVER 1000 CONTRACTS WITH HEALTH PLANS

-  STRATEGY TO REACH FORTUNE 100


[MATRIA LOGO]                                                                  6

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                         THE MOST COSTLY DISEASE STATES
                                FOR EMPLOYERS ...


-  MATERNITY

-  DIABETES

-  RESPIRATORY

-  CARDIOLOGY

-  CANCER


                    MATRIA IS FOCUSED ON FOUR OF THE TOP FIVE

[MATRIA LOGO]                                                                  7
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                            MATRIA REVENUE SOURCES...


-  DISEASE MANAGEMENT CONTRACTS

   -  Payors

   -  Employers

-  TELEMEDICINE SERVICES

-  FULFILLMENT SERVICES

   - Products

   - Supplies


[MATRIA LOGO]                                                                  8

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                                    MATRIA'S
                           DISEASE MANAGEMENT GOALS...


- BECOME ONE STOP SHOP FOR PAYORS AND EMPLOYERS

- OFFER MANAGEMENT OF FOUR PRIMARY DISEASES

- USE TRAX(TM) TECHNOLOGY AS A COMPETITIVE ADVANTAGE



[MATRIA LOGO]                                                                  9


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                                MATRIA'S STRATEGY


- DISEASE MANAGEMENT PROGRAMS ALLOW MATRIA TO WORK WITH HEALTH PLANS AND EMPLOYERS TO IMPROVE THE QUALITY OF CARE AND DECREASE THEIR OVERALL MEDICAL COSTS.

- THESE DISEASE MANAGEMENT PROGRAMS GO BEYOND TRADITIONAL HEALTHCARE DELIVERY STRATEGIES

- THROUGH THESE DISEASE MANAGEMENT PROGRAMS, WE AGGREGATE LARGE POPULATIONS OF PATIENTS AND INTRODUCE THE MATRIA BRAND

- DISEASE MANAGEMENT PROGRAMS GENERATE REFERRALS FOR OUR EXISTING TELEMEDICINE AND FULFILLMENT PRODUCT LINES


[MATRIA LOGO]                                                                 10
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                            2001 PERFORMANCE GOALS...


-  REVENUE GROWTH                 10 PERCENT

-  OPERATING PROFIT               15 PERCENT

-  EPS GROWTH                     25 PERCENT


                                  10 / 15 / 25

[MATRIA LOGO]                                                                 11
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                                  FRANK POWERS

                     PRESIDENT, POPULATION HEALTH MANAGEMENT

[MATRIA LOGO]                                                                 12
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                              ORGANIZATIONAL FOCUS


- ESTABLISHED A BUSINESS UNIT SPECIFICALLY FOCUSED ON DISEASE MANAGEMENT AND FULFILLMENT

-   STAFFED WITH EXPERIENCED EXECUTIVES

    -   PRESIDENT (18 years Healthcare)

    -   VP BUSINESS DEVELOPMENT (11 years Healthcare)

        -   Heavily involved in initial planning and development

    -   VP DISEASE MANAGEMENT SALES (30 years Healthcare)

        -   Extensive Managed Care

    -   VP OPERATIONS (9 years Call Center)

        -   Call Center Technology and Expertise

    -   DIRECTOR OF FINANCE AND OPERATIONS (7 years Healthcare)

        -   Claims Analysis and Modeling


[MATRIA LOGO]                                                                 13
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                             INVESTMENTS FOR GROWTH


-   DEVELOPED INFRASTRUCTURE TO SUPPORT DISEASE MANAGEMENT PROGRAMS

    -   New technology platform, TRAX(TM)

        -   Over 2 years in development

        -   In excess of $3 million for development

    -   Expanded Fulfillment Capability

        -   Added software and hardware capacity

        -   Facility expansion

        -   New telephony platform

[MATRIA LOGO]                                                                 14

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                       FULFILLMENT INITIATIVES FOR GROWTH


-   IMPLEMENT DIRECT MARKETING PROGRAM FOR DIABETES SUPPLIES TO MEDICARE
    CONSUMERS

    -   TV and mail

-   EXPAND DIRECT SALES FORCE TO HEALTHCARE PROFESSIONALS

- INCLUDE DIABETES SUPPLY FULFILLMENT IN DISEASE MANAGEMENT CONTRACTS WITH MANAGED CARE AND EMPLOYERS


[MATRIA LOGO]                                                                 15
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                                   JOE OREFICE

                   VICE PRESIDENT OF DISEASE MANAGEMENT SALES


[MATRIA LOGO]                                                                 16
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                            MANAGED CARE ENVIRONMENT


-   DEMOGRAPHICS

    -   Aging of baby boomer population will be a drain on current resources

    -   Increasing prevalence of chronic disease

    - 20% of health plan members are responsible for 80% of medical claims expenses

-   CONTRACTING

    - Additional discounts from hospitals and physicians through more aggressive contracting are not forthcoming

    -   Global capitation has not proven to be the answer


[MATRIA LOGO]                                                                 17
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                            MANAGED CARE ENVIRONMENT


-   MARKETING

    - Employers want new strategies to improve healthcare quality and to hedge against increasing costs, both short-term and long-term

    -   Medical inflation looms again on the horizon (estimated at 12.5% in
        2001)

    - Managed Care companies have experienced their share of negative publicity

-   OPERATIONS

    - Traditional Medical Management model has had little to no impact on chronic disease


[MATRIA LOGO]                                                                 18
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                           HOW DOES DISEASE MANAGEMENT
                      SOLVE THESE PROBLEMS FOR MANAGED CARE
                          ORGANIZATIONS AND EMPLOYERS?


-   TARGETS THE COST DRIVERS

-   PROVIDES TRUE MEDICAL MANAGEMENT FOR THESE CHRONIC DISEASES

-   HELPS FULFILL THE PROMISE OF MANAGED CARE

-   ENGAGES PHYSICIANS IN A POSITIVE WAY

-   ANSWERS THE EMPLOYERS QUALITY CONCERNS

-   LOWERS THE COST OF CARE

-   IS THE RIGHT THING TO DO


[MATRIA LOGO]                                                                 19
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                               DISEASE MANAGEMENT
                                  STAKEHOLDERS


-   MEMBER WITH CHRONIC DISEASE

-   EMPLOYER

-   MANAGED CARE PLAN

-   PHYSICIAN RESPONSIBLE FOR MEMBER


[MATRIA LOGO]                                                                 20
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                             BENEFITS TO THE MEMBER


- PROVIDES SUPPORT AND ADVOCACY FOR THEIR CONDITION - EMPOWERMENT

- INCREASES MEMBER KNOWLEDGE OF THE DISEASE

- ALLOWS MORE PRODUCTIVE ENCOUNTERS WITH THE HEALTH CARE SYSTEM

- IMPROVES QUALITY OF LIFE

- INCREASES SATISFACTION WITH THE PROVIDER AND HEALTHCARE PLAN


[MATRIA LOGO]                                                                 21


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                              BENEFITS TO EMPLOYERS


- ENGENDERS HIGHER EMPLOYEE SATISFACTION WITH THE BENEFIT PROGRAM

- REDUCES ABSENTEEISM FOR THIS CHRONIC POPULATION

- LOWERS SHORT-TERM AND LONG-TERM HEALTH CARE COSTS

- IMPROVES PROGRAM QUALITY


[MATRIA LOGO]                                                                 22

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                    BENEFITS TO THE MANAGED CARE ORGANIZATION


- LOWERS COSTS FOR THIS CHRONIC POPULATION

- IMPROVES QUALITY AS MEASURED BY COMPLIANCE WITH THE STANDARDS OF CARE (NCQA)

- INCREASES SATISFACTION LEVELS FROM MEMBERS

- INCREASES SATISFACTION LEVELS FROM PHYSICIANS

- PROVIDES BETTER POSITIONING WITH EMPLOYERS


[MATRIA LOGO]                                                                 23

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                            BENEFITS TO THE PHYSICIAN


- BUILDS ADVOCACY AND SUPPORT FOR THEIR PLAN OF CARE

- IMPROVES COMPLIANCE WITH THE STANDARDS OF CARE

- IMPROVES SELF-CARE SKILLS FOR THEIR PATIENTS

- IMPROVES OUTCOMES FOR PATIENTS WITH CHRONIC DISEASE


[MATRIA LOGO]                                                                 24

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                                 DIABETES FACTS


- 16 MILLION PEOPLE IN THE UNITED STATES HAVE DIABETES (6% OF ADULTS OVER 20 YEARS OF AGE)

- 5 MILLION OF THESE PEOPLE ARE NOT AWARE THAT THEY HAVE THE DISEASE

- PREVALENCE INCREASES WITH AGE (18.4% OF PEOPLE OVER AGE 65)

- DIABETES ACCOUNTS FOR 15% OF NATIONAL HEALTHCARE EXPENDITURES

- INDIVIDUALS WITH DIABETES ARE ABSENT FROM WORK FOUR TIMES AS OFTEN AS PEOPLE WITHOUT THE DISEASE (88 MILLION DISABILITY DAYS PER YEAR)

- MEDICARE HAS EXPANDED COVERAGE FROM TYPE 1 TO TYPE 2 DIABETES


[MATRIA LOGO]                                                                 25

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                                 DIABETES TRENDS


- THE PREVALENCE OF DIABETES ROSE FROM 4.9% IN 1990 TO 6.5% IN 1998 - AN INCREASE OF 33%

- INCREASES WERE OBSERVED IN BOTH SEXES, ALL AGES, ALL ETHNIC GROUPS, ALL EDUCATION LEVELS, AND NEARLY ALL STATES


DIABETES CARE 2000


[MATRIA LOGO]                                                                 26

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                            MANAGED CARE ORGANIZATION
                          DIABETES MANAGEMENT CONTRACT
                               (Engagement Model)


                                                                3 YEAR CONTRACT
                                                                ---------------
                                                                  (Cumulative)
Base Contract Period Diabetes Cost                              $207.0 million
                                                                --------------

Direct Healthcare Cost Savings                                  $ 14.0 million

Matria Diabetes Management Fees                                 $  8.9 million
                                                                --------------

Net Savings                                                     $  5.1 million

                         BASED ON TOTAL MEMBERSHIP OF 500,000 COMMERCIAL MEMBERS


[MATRIA LOGO]                                                                 27

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                            MANAGED CARE ORGANIZATION
                          DIABETES MANAGEMENT CONTRACT
                               (Engagement Model)


REVENUE TO MATRIA                                       3 YEAR CONTRACT
-----------------------                                 ---------------
                                                         (Cumulative)
Disease Management Fees                                 $ 8.9 million

Fulfillment Revenue                                     $ 2.3 million
                                                        -------------

Total Revenue                                           $11.2 million

                         BASED ON TOTAL MEMBERSHIP OF 500,000 COMMERCIAL MEMBERS


[MATRIA LOGO]                                                                 28
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                                    EMPLOYER
                          DIABETES MANAGEMENT CONTRACT
                               (Engagement Model)


                                                     3 YEAR CONTRACT
                                                     ---------------
                                                       (Cumulative)
Base Contract Period Diabetes Cost                    $81.2 million
                                                      -------------

Direct Healthcare Cost Savings                        $ 5.1 million

Employer Productivity Savings                         $ 2.5 million
                                                      -------------

Total Gross Savings                                   $ 7.6 million

Matria Diabetes Management Fees                       $ 3.6 million
                                                      -------------

Net Savings                                           $ 4.0 million

                                              BASED ON 77,000 EMPLOYEES
                                              (194,650 EMPLOYEES AND DEPENDENTS)


[MATRIA LOGO]                                                                 29
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                                    EMPLOYER
                          DIABETES MANAGEMENT CONTRACT
                               (Engagement Model)


REVENUE TO MATRIA                                       3 YEAR CONTRACT
-----------------------                                 ---------------
                                                         (Cumulative)
Disease Management Fees                                 $ 3.6 million

Fulfillment Revenue                                     $ 1.1 million
                                                        -------------

Total Revenue                                           $ 4.7 million


                                              BASED ON 77,000 EMPLOYEES
                                              (194,650 EMPLOYEES AND DEPENDENTS)


[MATRIA LOGO]                                                                 30
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                               DISEASE MANAGEMENT
                                   MARKETPLACE


- COMPOSED OF SMALL ENTREPRENEURIAL COMPANIES AND LARGE PHARMACEUTICAL COMPANIES OFFERING VARYING LEVELS OF SERVICES

- INITIALLY COMPANIES FOCUSED ON A SINGLE DISEASE

- MANY MANAGED CARE ORGANIZATIONS HAVE UNSUCCESSFULLY ATTEMPTED TO BUILD THIS CAPABILITY INTERNALLY

- MARKET IS SEEKING A SINGLE VENDOR SOLUTION

- $390,000,000 MARKET GROWING AT 30% A YEAR


[MATRIA LOGO]                                                                 31
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                          DISEASE MANAGEMENT LANDSCAPE


                         [Graphic Intentionally Omitted]

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"WE ARE COMMITTED TO IMPROVING THE HEALTH OF OUR MEMBERS THROUGH PROACTIVE
MANAGEMENT OF HEALTH CONDITIONS. WE HAVE EXPERIENCED EXCELLENT RESULTS FROM ALL OF THE DISEASE MANAGEMENT PROGRAMS PROVIDED IN COLLABORATION WITH MATRIA. WE ARE CONFIDENT THIS DIABETES DISEASE MANAGEMENT PROGRAM WILL PROVIDE THE SAME POSITIVE RESULTS."

                                   Paula Sauer
                                   Vice President of Care Management
                                   Medical Mutual of Ohio


[MATRIA LOGO]                                                                 33
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  "OUR DISEASE MANAGEMENT PARTNER RECEIVED A VENDOR OF THE YEAR AWARD. AGAIN."


"THE ONE-SIZE-FITS-ALL APPROACH TO DIABETES DISEASE MANAGEMENT WAS NO LONGER WORKING FOR US. COSTS WERE SOARING, AND PARTICIPANT FRUSTRATION WAS AT AN ALL-TIME HIGH. MATRIA HEALTHCARE, THROUGH ITS DISEASE MANAGEMENT SOLUTIONS (DMS) DIVISION, DEVELOPED A CUSTOMIZED, COMPREHENSIVE DISEASE MANAGEMENT PROGRAM THAT HELPED US STABILIZE COSTS AND ACHIEVE A HIGH LEVEL OF EMPLOYEE SATISFACTION."

                                    Ray Brusca
                                    Vice President of Benefits
                                    Black & Decker Corporation


[MATRIA LOGO]                                                                 34
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                                 CHRIS COLOIAN


                     VICE PRESIDENT OF BUSINESS DEVELOPMENT


[MATRIA LOGO]                                                                 35
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                         MATRIA'S PRODUCTS AND SERVICES
                                   OBJECTIVES


                   OFFER CONDITION-SPECIFIC INTERVENTIONS TO A
                       DESIGNATED POPULATION THAT FOCUS ON
                     ACHIEVING THE GREATEST POSITIVE IMPACT
                         TO HEALTH OUTCOMES, INCLUDING:


- INCREASING FUNCTIONAL HEALTH STATUS AND QUALITY OF LIFE

- INCREASING COMPLIANCE WITH PHYSICIAN'S PLAN OF CARE

- INCREASING COMPLIANCE WITH STANDARDS OF CARE

- REDUCING THE COST OF CARE

  - Cost avoidance
  - Alternative site care


[MATRIA LOGO]                                                                 36
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                                HOW DOES DISEASE
                                MANAGEMENT WORK?


- IDENTIFY PARTICIPANT-SPECIFIC RISKS

- INCREASE PATIENT KNOWLEDGE OF THE DISEASE AND BETTER SELF-CARE CAPABILITY

- IMPROVE COMMUNICATION AND COORDINATION OF CARE WITH PROVIDERS, HEALTH PLAN RESOURCES, AND THE PATIENT

- PROVIDE CASE MANAGEMENT


[MATRIA LOGO]                                                                 37
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                             DISEASE MANAGEMENT RISK
                        STRATIFICATION AND INTERVENTIONS


CARE LEVELS

BASIC CARE COORDINATION OR MILD PROGRAM

- Compliant with standards of care and no complications

CASE MANAGEMENT

- Newly diagnosed or presence of co-morbid condition(s)

INTENSIVE CASE MANAGEMENT

- Hospitalization or ER utilization


[MATRIA LOGO]                                                                 38

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                               DISEASE MANAGEMENT
                          CARE GUIDELINES AND PATHWAYS


                                    [CHART]

- BASED ON CLINICAL CARE GUIDELINES AND NATIONAL STANDARDS OF CARE

- INTEGRATION WITH MEMBER ENROLLMENT QUESTIONNAIRE

- INTEGRATION WITH PROVIDER PLAN OF CARE

- INTEGRATION WITH STRATIFICATION MATRIX AND CLINICAL PROTOCOLS

- COUNSELING PROMPTS

- RECOMMENDED INTERVENTIONS AND EDUCATIONAL MATERIALS


[MATRIA LOGO]                                                                 39
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                                 TRAX(TM) SYSTEM


- WEB-BASED OPEN ARCHITECTURE

  - Secure Intranet

  - Can be run via internet for Client, provider or patient interface (security encryption, HIPAA compliance)

- ORACLE DATABASE

  - Powerful database solution used by leading companies, including all of the top 50 internet companies

  - Storage of clinical and administrative data, including diagnostic, video, and sound

- RULES-BASED ARCHITECTURE

  - Triggers interventions and clinical contact based on data inputs

  - Allows for customized patient carepaths based on client specifications and patient profiles


[MATRIA LOGO]                                                                 40
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                                PROGRAMS AT WORK


                                     [CHART]


[MATRIA LOGO]


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           TRAX(TM) SUPPORTS DM AND ENTIRE CLINICAL SERVICE OFFERINGS


-        CURRENT FUNCTIONALITY

         -        Claims Analysis

         -        Past Medical History

         -        Health Risk Assessments

         -        Lab, Diagnostic and Monitoring Data

         -        Initial and Ongoing Risk Stratification

         -        Case Management

         -        Intervention and Compliance Tracking

         -        Education Fulfillment

         -        Utilization and Outcomes Reporting


[MATRIA LOGO]


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                     REFERRALS THROUGH CLAIMS DATA ANALYSIS


                                   [PICTURE]


[MATRIA LOGO]


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                              PAST MEDICAL HISTORY


                                   [PICTURE]


[MATRIA LOGO]


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                            HEALTH RISK ASSESSMENTS


                                   [PICTURE]


[MATRIA LOGO]


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                           LABORATORY DATA COLLECTION


                                   [PICTURE]


[MATRIA LOGO]


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                     MEDICATION IDENTIFICATION AND TRACKING


                                   [PICTURE]


[MATRIA LOGO]


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                      INTERVENTION AND COMPLIANCE TRACKING


                                   [PICTURE]


[MATRIA LOGO]


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                        CASE MANAGEMENT CLINICAL SUMMARY


                                   [PICTURE]


[MATRIA LOGO]


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                          TRAX(TM) FUTURE FUNCTIONALITY


-        INCREASED CAREPATH AUTOMATION FOR CASE MANAGEMENT

-        BI-DIRECTIONAL COMMUNICATION VIA INTERNET, FAX OR TELEPHONE MESSAGING

-        ON-LINE ACCESS TO CLINICAL IMAGING, PRETERM LABOR MONITORING, EKG, ETC.

-        SECURE ACCESS FOR HEALTH PLAN CASE MANAGERS AND PROVIDERS


[MATRIA LOGO]


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          TRAX(TM) ADVANTAGE IS IN OPERATIONS/ADMINISTRATIVE FUNCTIONS


-        CURRENT

         - Workflow engine to support scheduling of call center tasks and project staffing requirements

         - Advanced scheduling and contact management for patient appointments

         - Ability to redirect call center activity to other locations to balance workload


[MATRIA LOGO]


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                               STAFFING WORKLOAD


                                   [PICTURE]


[MATRIA LOGO]


                                                                              52
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                            NOTIFICATIONS AND ALERTS


                                   [PICTURE]


[MATRIA LOGO]


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          TRAX(TM) ADVANTAGE IS IN OPERATIONS/ADMINISTRATIVE FUNCTIONS


-        FUTURE

         -        On-line enrollment

         -        Automated and On-line education


[MATRIA LOGO]


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     MATRIA'S TRAX(TM) SYSTEM UNIQUELY POSITIONED TO DELIVER TO HEALTH PLANS


-        POPULATION-BASED PROGRAMS

         -        Flexibility to be either Enrollment or Engagement Model

-        RULES-BASED NOTIFICATIONS AND ALERTS

         -        Conditions

         -        Risk Stratification Level

-        CALL CENTER AND SYSTEMS INVESTMENTS

         -        Prohibitive for all but the largest health plans

-        COMPREHENSIVE ADMINISTRATIVE AND WORK FLOW PROCESSES

-        OUTCOMES REPORTING

         -        Financial and Quality Results

         -        Compliance with Regulatory Organizations


[MATRIA LOGO]


                                       55
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                   DIABETES DISEASE MANAGEMENT PROGRAM RESULTS


- BASED ON INDEPENDENT AUDITS BY MEDSTAT AND BY MERCER OF 1,449 INDIVIDUALS ENROLLED IN THE BASIC PROGRAM

-        REDUCTIONS IN HEALTH RELATED INCIDENTS:

         -        19% reduction in ER visits

         -        16% reduction in hospital visits

         -        15% fewer missed days of work

-        PARTICIPANT IMPROVEMENTS:

         -        85% reported improvement in their overall health

         - 53% reported an ability to control their blood glucose levels 100% of the time versus only 10% at the start of the program

-        PARTICIPANT SATISFACTION:

         - 97% indicated that the program is helpful in controlling their diabetes

         -        97% felt that the educational materials are effective

         -        99% are satisfied with the services they receive


[MATRIA LOGO]


                                                                              56


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                             ASTHMA PROGRAM RESULTS


                                    [CHART]


[MATRIA LOGO]


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                     MATERNALINK(R) RESULTS FOR NATIONAL PLANS


                        MATERNALINK PROGRAM ACHIEVEMENTS

                              MATERNALINK NATIONAL

                                     1997         1998         1999        % CHANGE FROM 1997 TO 1999
                                   -------      -------      -------       --------------------------
Deliveries                          24291        28944        27000               11.2% increase
Singletons                          23792        28352        26454
Multiples
Livebirths                          24820        29571        27568
Preterm Birth Rate (<37 wks)         8.30%        8.90%        8.10%              2.4% decline
Preterms >=35 Weeks                 66.50%       65.90%       68.60%              3.2% increase
Low Birth Weight Rate                6.60%        6.90%        6.40%              3.0% decline
Very Low Birth Weight Rate           1.10%        1.10%        0.80%             27.3% decline
NICU Admission Rate                  8.50%        7.70%        7.40%             12.9% decline
NICU Average LOS                     14.8         14.8           13              12.2% decline
NICU DAYS/1000                       1249         1144          959              23.2% DECLINE


                                  NICU SAVINGS 1998                       NICU SAVINGS 1999
                            Expected costs      $74,400,636       Expected costs       $62,832,986
PROJECTED COST/SAVINGS      Actual costs        $67,398,223       Actual costs         $53,040,832
                            PROJECTED SAVINGS:  $ 7,002,413       PROJECTED SAVINGS:   $ 9,792,154


NICU: neonatal intensive care unit

LOS: length of stay

Cost savings assumes $2000 per day charge for hospital and physician charges related to NICU


[MATRIA LOGO]


                                                                              58

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                                  JEFF KOEPSELL


                          EXECUTIVE VICE PRESIDENT, COO


[MATRIA LOGO]


                                                                              59
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                              FOUNDATION FOR GROWTH


-        SALES AND MARKETING EMPHASIS

         -        Developed consumer marketing strategy for diabetic supplies

         -        Built marketing teams within business units

         -        Increased sales training, education, and accountability

-        SUCCESSFULLY LAUNCHED TRAX(TM) PLATFORM FOR DISEASE MANAGEMENT

-        ENHANCED FOCUS ON PEOPLE ASSETS

         -        Management Leadership Training (150 Managers)

-        BEGAN INFRASTRUCTURE INVESTMENT TO PREPARE HIGH GROWTH AREAS


[MATRIA LOGO]


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              MATRIA POSITIONED UNDER A DISEASE MANAGEMENT UMBRELLA

PRODUCT/DISEASE STATE         DIABETES         WOMEN'S HEALTH      RESPIRATORY        CARDIOLOGY
---------------------      ---------------   -----------------   ---------------   -----------------
POPULATION-BASED           - Diabetes        - MaternaLink(R)    - Asthma          - CHF and CAD
DISEASE MGMT.                Management                          - COPD              (in development
PROGRAMS                     Solutions                                               for 2nd half 2001)

TELEMEDICINE               - Acute Patient   - Preterm Management Labor            - Cardiac Event
                             Management      - Hypertension                          Detection
                             (CDE)           - Gestational                         - Pacemaker
                                               Diabetes                              follow-up
                                             - Nausea                              - Telemetery @
                                                                                     Home
FULFILLMENT                - Diagnostic      - Nutriceuticals    - Supplies
                             Supplies                              (in develop-
                           - Pharmaceuticals                       ment for 2nd
                           - Lancets                               half 2001)


[Matria Logo]                                                                61

                      MATRIA'S MULTIPLE SALES OPPORTUNITIES
                                 WITH CUSTOMERS

                        [ GRAPHIC INTENTIONALLY OMITTED ]


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                          SALES AND MARKETING CHANNELS


         -        DISEASE MANAGEMENT


                  - Direct sales to targeted managed care organizations and employers

         -        TELEMEDICINE

                  -        Direct sales to health care professionals

                  -        Direct contracting with health plans and other payors

         -        FULFILLMENT

                  -        Direct sales to healthcare professionals

                  -        Direct advertising to consumers (mail, TV)

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                               THE 2001 DIFFERENCE
                                  FOR DIABETES


- IMPLEMENT DIABETES MEDICARE CONSUMER DIRECT MARKETING PROGRAM WITH TELEVISION AND DIRECT MAIL ADVERTISING

-        INCREASE DIABETES PHYSICIAN SALES FORCE BY 80% (FROM 15 TO 27)

- INCLUDE DIABETES SUPPLY FULFILLMENT IN DISEASE MANAGEMENT CONTRACTS WITH MANAGED CARE AND EMPLOYERS

- CONTINUED IMPROVEMENT OF FACILITIES, SYSTEMS AND OPERATIONS IN FULFILLMENT CENTERS TO SUPPORT GROWTH


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                               THE 2001 DIFFERENCE
                                  FOR DIABETES


- INCREASE MANAGED CARE SALES FORCE BY 27% WITH EMPLOYER AND PLAN SPECIALISTS (15 TO 19)

- EXPAND SCOPE OF MANAGED CARE SALES FORCE TO CONTRACT FOR ALL SERVICES (WOMEN'S HEALTH, CARDIOLOGY, DIABETES SUPPLIES, AND DISEASE MANAGEMENT)


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                               THE 2001 DIFFERENCE
                        FOR DIABETES PRODUCT DEVELOPMENT


-        EXPAND FACET TECHNOLOGIES R&D TO SUPPORT NEW DEVELOPMENT CONTRACTS

- EXPAND FACET TECHNOLOGIES MANUFACTURING AND DISTRIBUTION FACILITY TO SUPPORT INCREASED VOLUMES

-        STRONG OPERATING PROFIT AND CASH FLOW

-        INDUSTRY LEADER FOR OEM DIABETES LANCETS

-        INVESTMENTS BEING MADE IN BROADENING PRODUCT OFFERINGS


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                               THE 2001 DIFFERENCE
                              FOR FOREIGN DIABETES


-        STRONG GROWTH IN REVENUE OFFSET BY CURRENCY EXCHANGE RATES

-        EXPERIENCED MANAGEMENT GROUP IN GERMANY

-        OEM OUTLET FOR FACET TECHNOLOGIES PRODUCTS


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                               THE 2001 DIFFERENCE
                               FOR WOMEN'S HEALTH


-        CONTINUED STRONG OPERATING PROFIT AND CASH FLOW

-        EXCELLENT REPUTATION AND FRANCHISE WITH OBSTETRICIANS AND HEALTH PLANS

-        EXPERIENCED MANAGEMENT TEAM

-        EXCESS OF 95% MARKET SHARE

-        CONTINUED PURSUIT OF NEW PRODUCT AND SERVICE OFFERINGS

         -        Gestational Diabetes

         -        Nausea and Vomiting in Pregnancy

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                               THE 2001 DIFFERENCE
                               FOR WOMEN'S HEALTH


-        INCREASE RESOURCES FOR MATERNALINK(R)

-        EXPAND GESTATIONAL DIABETES BUSINESS WITH AN ENTRY LEVEL PROGRAM

-        REPOSITION "HUAM" PROGRAM FOR MULTIPLE GESTATION AND CURRENT PRETERM
         LABOR

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                               THE 2001 DIFFERENCE
                                 FOR CARDIOLOGY


-        STRONG NATIONAL PRESENCE

-        EXPERIENCED MANAGEMENT GROUP

-        INSTALL ENHANCED SOFTWARE PLATFORM IN SECOND QUARTER OF 2001

-        INCREASE FOCUS ON PAYOR CONTRACTS TO IMPROVE REIMBURSEMENT LEVELS

- TELEMETRY@HOME FOR MANAGING THE EARLY DISCHARGE OF CABG PATIENTS AND DIFFICULT TO DIAGNOSE ARRHYTHMIAS


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                               THE 2001 DIFFERENCE
                                 FOR RESPIRATORY



-        IMPROVED PROFITABILITY WITH NEW NATIONAL JEWISH CONTRACT

-        TEN RESPIRATORY DISEASE MANAGEMENT CONTRACTS IN PIPELINE

-        EXPANDS OUR DISEASE MANAGEMENT OPPORTUNITIES (ONE-STOP SHOP)


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                                  SUMMARY 2001

-        INCREASED FOCUS AND INVESTMENT IN SALES AND MARKETING

-        CONSUMER MARKETING

-        CONTINUED INVESTMENT IN INFRASTRUCTURE

-        IMPROVED INCENTIVE PROGRAM GEARED TOWARD GROWTH IN REVENUE AND PROFIT

- ADD CONGESTIVE HEART FAILURE (CHF) AND CORONARY ARTERY DISEASE (CAD) PROGRAMS TO DISEASE MANAGEMENT OFFERING

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                                  SUMMARY 2001


-        FOCUS ON ONE-STOP SHOP DISEASE MANAGEMENT

-        LEVERAGE PREVIOUS SUCCESSES WITH LARGE HEALTH PLANS

-        FOCUS ON CORPORATE AMERICA

-        CAPITALIZE ON EXPERIENCED SALES AND MANAGEMENT STAFF


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                                 GEORGE DUNAWAY

                         VICE PRESIDENT OF FINANCE, CFO

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                           PRO FORMA OPERATING RESULTS
                                  ($ millions)

                                                       9 MOS.             9 MOS.
                                                       1999                2000       %CHANGE
                                                      ------              ------      -------
REVENUE                                               $176.4              $182.0       3.2%

COGS                                                    89.0                92.1       3.5%

GROSS PROFIT                                            87.5                89.9       2.8%
Gross Margin                                            49.6%               49.4%

OPERATING EXPENSES                                      63.0                61.7      -2.1%

OPERATING EARNINGS                                      24.5                28.3      15.4%
Operating Margin                                        13.9%               15.5%


                                                 NOTE: Pro Forma Results exclude
                                                         NRMC and one time items

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                           PRO FORMA FINANCIAL RESULTS
                                  ($ millions)

                                                       9 MOS.             9 MOS.
                                                        1999               2000     % CHANGE
                                                       ------             ------    --------
OPERATING EARNINGS                                    $ 24.5              $ 28.3      15.4%
AMORTIZATION OF INTANGIBLES(1)                          (7.8)               (8.1)      3.6%
TAXES(2)                                                (4.4)               (5.6)     27.5%
INTEREST EXPENSE, NET                                   (5.7)               (6.1)      8.1%
                                                      ------              ------

NET EARNINGS                                             6.6                 8.4      27.5%
PREFERRED STOCK DIVIDEND                                (2.5)               (2.7)      6.8%
                                                      ------              ------
NET EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                                   4.1                 5.7      40.5%

FULLY DILUTED EPS                                     $ 0.43              $ 0.59      38.0%

1 Non-cash expense

2 Primarily non-cash due to tax loss carry forward


                                            NOTE: Pro Forma Results exclude NRMC
                                                              and one time items


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                                PRO FORMA EBITDA
                                  ($ millions)

                                                      9 MOS.   9 MOS.
                                                        1999     2000     %CHANGE
                                                      ------   ------     -------
NET EARNINGS                                          $  6.6    $  8.4      27.5%

INTEREST                                                 5.7       6.1       8.1%
TAXES                                                    4.4       5.6      27.5%
DEPRECIATION                                             4.8       4.7      -2.5%
AMORTIZATION                                             7.8       8.1       3.6%

EBITDA                                                $ 29.3    $ 33.0      12.5%
EBITDA/REVENUE                                          16.6%     18.1%      9.0%
EBITDA/SHARE                                          $ 2.90    $ 3.26      12.3%


                                            NOTE: Pro Forma Results exclude NRMC
                                                              and one time items
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                                 DEBT REPAYMENT
                                  ($ millions)


                                    [CHART]

                     Q199        Q299            Q399              Q499              Q100             Q200      Q300
                     ----        ----            ----              ----              ----             ----      ----
DEBT/LTM EBITDA       5.9        5.2              4.1               3.0               2.1              1.8       1.7

DEBT/COMMON EQUITY    2.0        1.9              1.5               1.0               0.9              0.8       0.8


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                             SHARE REPURCHASE UPDATE
                                AS OF 12/12/2000


TOTAL SHARES PURCHASED (POST SPLIT):                                460,025

TOTAL PURCHASE PRICE:                                           $ 4,732,000

AVERAGE PRICE:                                                  $     10.29


CURRENT SHARES OUTSTANDING (BASIC):                               8,800,000


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                                  2001 OUTLOOK

-        REVENUE GROWTH OF 10%

         -        First half growth < 10% vs. prior year

         -        Second half growth > 10% vs. prior year

-        SALES COSTS INCREASING BY $4 MILLION

         -        Advertising (amortized over 2 years)

         -        Expansion of Sales Force

-        G&A EXPENSES INCREASING BY $3 MILLION

         -        Technology investments

         -        Facility expansion

-        R&D EXPENSES INCREASING BY $1 MILLION


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                                  2001 OUTLOOK

- OPERATING MARGINS MAY DECLINE SLIGHTLY IN FIRST HALF, BUT FINISH 2001 AT CURRENT LEVELS

-        EPS GROWTH OF 25% FOR THE YEAR

-        EBITDA/SHARE GROWTH OF 10-15%



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                                VALUATION METRICS

                                                        MATR      AMHC      IMPH
                                                        ----      ----      ----

MARKET CAP/LTM REVENUE                                   0.4       1.4      15.7

MARKET CAP/LTM EARNINGS                                 10.9       490      74.5

MARKET CAP/LTM EBITDA                                    2.1      17.1      28.1


ENTERPRISE VALUE/LTM REVENUE                             0.9       1.2      15.2

ENTERPRISE VALUE/LTM EARNINGS                           25.2       443      72.2

ENTERPRISE VALUE/LTM EBITDA                              4.9      15.5      27.2


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                                   WHY MATRIA?


-        DIVERSIFIED MARKET SEGMENTS AND PAYOR MIX

-        STRONG PROFITABILITY AND CASH FLOW

-        EXPERIENCED MANAGEMENT

-        TECHNOLOGY LEADERSHIP

-        CLINICAL EXCELLENCE

-        FOCUSED ON GROWTH

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                                CALL CENTER TOURS


-        MATERNALINK(R)


         -        Overview of a typical Call Center Infrastructure

         -        Fulfillment

         -        Outcomes Reporting Process

-        DIABETES

         -        Population-based Enrollment

         -        Clinical Assessment

         -        Case Management

-        CARDIOLOGY

         -        Telemedicine

         -        Real-time Diagnostic Services

         -        Internet Data Transfer


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